UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2008

Isilon Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33196	91-2101027
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3101 Western Ave., Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-315-7493

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 10, 2008, Isilon Systems, Inc. announced that it has received written confirmation from the Nasdaq Listing Qualifications Panel that the company has demonstrated compliance with all Nasdaq Marketplace rules for continued listing of the company’s securities on The Nasdaq Stock Market. This compliance notification from Nasdaq follows the April 2, 2008 filing of the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 and the company's Annual Report on Form 10-K for the fiscal year ended December 30, 2007 with the Securities and Exchange Commission. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Isilon Systems, Inc. dated April 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isilon Systems, Inc.

April 10, 2008	By:	Keenan M. Conder

Name: Keenan M. Conder
Title: VP General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Isilon Systems, Inc. dated April 10, 2008.